Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT, dated as of October 21, 2014 (this “Agreement”), by and among National Mentor Holdings, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, Barclays Bank PLC, as administrative agent (the “Administrative Agent”), Issuing Lender and Swingline Lender under the Credit Agreement (as defined below) and the Lender party hereto (the “Lender”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 31, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, NMH Holdings, LLC, the Administrative Agent and each Lender from time to time party thereto, and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower has delivered to the Administrative Agent a request to increase the Revolving Commitments by an aggregate principal amount of $20,000,000 (the “Increased Commitments”) on terms identical to those applicable to the existing Revolving Facility (including as to pricing, tenor, rights of payment and prepayment and right of security) as a Revolving Commitment Increase pursuant to this Agreement (which shall constitute an Incremental Facility Amendment) as provided for in Section 2.25 of the Credit Agreement (the “Effective Date Commitment Increase”);

WHEREAS, in connection with such Revolving Commitment Increase and pursuant to Section 2.25 of the Credit Agreement, the Borrower wishes to make certain amendments and the other modifications to the Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Credit Agreement Amendments. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“Amendment No. 2” shall mean Amendment No. 2 to this Agreement, dated as of October 21, 2014, among the Borrower, the Administrative Agent, the other Loan Parties party thereto and the Lender party thereto.

“Amendment No. 2 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 2.

(b)	The definition of “Revolving Commitment” is amended by adding the following sentence at the end thereof: “As of the Amendment No. 2 Effective Date, the aggregate amount of the Revolving Commitment is $120,000,000.”

(c)	Schedule 1.1A to the Credit Agreement is hereby amended by replacing the existing portion of such schedule under the heading “Revolving Commitments” with the schedule attached to this Agreement as Exhibit A.

3.	Lender Reallocations. Effective as of the Effective Date, the participations held by the Revolving Lenders in the Revolving L/C Exposure and Swingline Loans immediately prior to the Revolving Commitment Increase effected hereby will be reallocated so as to be held by the Revolving Lenders ratably in accordance with their respective Revolving Percentages after giving effect to such Revolving Commitment Increase.

4.	Effective Date Conditions.

(a)	This Agreement will become effective on the date (the “Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(i)	this Agreement shall have been executed and delivered by the Borrower, the other Loan Parties, the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lender;

(ii)	the Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Agreement and the Revolving Commitment Increase, (B) certifying that the certificate or articles of incorporation and by-laws of the Borrower either (x) has not been amended since the Closing Date or (y) is attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Agreement and any related documents on behalf of the Borrower and (ii) certifying as to the matters set forth in clauses (v), (vi) and (vii) below;

(iii)	(A) all fees and out-of-pocket expenses for which invoices have been presented prior to the Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid or reimbursed by the Borrower pursuant to Section 10.5 of the Credit Agreement in connection with this Agreement shall have been paid or reimbursed and (B) all accrued and unpaid interest, fees or other amounts then due and payable in respect of the Loans outstanding immediately prior to effectiveness of this Agreement, to the extent not otherwise waived, shall have been paid;

(iv)	the Administrative Agent shall have received an opinion of Kirkland & Ellis LLP, in form and substance reasonably satisfactory to the Administrative Agent;

(v)	each of the representations and warranties made by each Loan Party contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on as as of the Effective Date as if made on and as of such date (other than representations and warranties which speak only as of a certain date, which representations and warranties shall be made only on such date);

(vi)	the representations and warranties in Section 5 of this Agreement shall be true and correct in all material respects as of the Effective Date; and

(vii)	no Event of Default shall exist on the Effective Date immediately before and after giving effect to the effectiveness hereof.

5.	Representations and Warranties. By its execution of this Agreement, the Borrower hereby certifies that the execution, delivery and performance by the Borrower and each other Loan Party of this Agreement, and each other Loan Document executed or to be executed by it in connection with this Agreement are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate, limited liability company, or other organizational action on the part of such Loan Party. This Agreement has been duly executed and delivered by each Loan Party and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms and the terms of the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

6.	Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

7.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.1 of the Credit Agreement.

8.	Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

9.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SECTIONS 10.12 AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AND SHALL APPLY HERETO.

10.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

11.	Counterparts. This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

12.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13.	Loan Document. On and after the Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 7 above).

14.	New Revolving Lender and New Revolving Commitments. The parties hereto agree that the Lender shall become a Lender under the Credit Agreement by execution of this Agreement. The Lender hereby acknowledges and agrees that it has a Revolving Commitment in the amount set forth opposite such Lender’s name on Exhibit A hereto.

[signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

NATIONAL MENTOR HOLDINGS, INC., as Borrower

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Chief Financial Officer & Treasurer

NMH HOLDINGS, LLC, as Holdings

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS:

ADULT DAY HEALTH, INC.
CALIFORNIA MENTOR FAMILY HOME AGENCY, LLC
CORNERSTONE LIVING SKILLS, INC.
FAMILY ADVOCACY SERVICES, LLC
FIRST STEP INDEPENDENT LIVING PROGRAM, INC.
HORRIGAN COLE ENTERPRISES, INC.
ILLINOIS MENTOR, INC.
ILLINOIS MENTOR COMMUNITY SERVICES, INC.
INSTITUTE FOR FAMILY CENTERED SERVICES, INC.
LOYD’S LIBERTY HOMES, INC.
MASSACHUSETTS MENTOR, LLC
MENTOR MANAGEMENT, INC.
MENTOR MARYLAND, INC.
NATIONAL MENTOR HEALTHCARE, LLC
NATIONAL MENTOR HOLDINGS, LLC
NATIONAL MENTOR SERVICES HOLDINGS, LLC
NATIONAL MENTOR SERVICES, LLC
NATIONAL MENTOR, LLC
OHIO MENTOR, INC.
REM ARROWHEAD, INC.
REM CENTRAL LAKES, INC.
REM COMMUNITY OPTIONS, LLC
REM CONNECTICUT COMMUNITY SERVICES, INC.
REM DEVELOPMENTAL SERVICES, INC.
REM EAST, LLC
REM HEARTLAND, INC.

[Signature Page to Amendment No. 2 to Credit Agreement]

REM HENNEPIN, INC.
REM INDIANA COMMUNITY SERVICES, INC.
REM INDIANA COMMUNITY SERVICES II, INC.
REM INDIANA, INC.
REM IOWA COMMUNITY SERVICES, INC.
REM IOWA, INC.
REM MANAGEMENT, INC.
REM MARYLAND, INC.
REM MINNESOTA COMMUNITY SERVICES, INC.
REM MINNESOTA, INC.
REM NEVADA, INC.
REM NEW JERSEY, INC.
REM NORTH DAKOTA, INC.
REM NORTH STAR, INC.
REM OCCAZIO, INC.
REM OHIO, INC.
REM OHIO WAIVERED SERVICES, INC.
REM RAMSEY, INC.
REM RIVER BLUFFS, INC.
REM SOUTH CENTRAL SERVICES, INC.
REM SOUTHWEST SERVICES, INC.
REM WEST VIRGINIA, LLC
REM WISCONSIN, INC.
REM WISCONSIN II, INC.
REM WISCONSIN III, INC.
REM WOODVALE, INC.
SOUTH CAROLINA MENTOR, INC.
TRANSITIONAL SERVICES, LLC
UNLIMITED QUEST, INC.

By:	/s/ Denis M. Holler
Name:	Dennis M. Holler
Title:	Chief Financial Officer and Treasurer

CAREMERIDIAN, LLC
CENTER FOR COMPREHENSIVE SERVICES, INC.
MENTOR ABI, LLC
PROGRESSIVE LIVING UNITS SYSTEMS-NEW
JERSEY, INC.

By:	/s/ Denis M. Holler
Name:	Dennis M. Holler
Title:	Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

BARCLAYS BANK, PLC, as Administrative Agent,
Issuing Lender and Swingline Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Dave Strickert
Name:	Dave Strickert
Title:	Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

EXHIBIT A

Revolving Commitments

Lender	Revolving Commitment
Barclays Bank PLC	$30,000,000
Goldman Sachs Bank USA	$25,000,000
Jefferies Finance LLC	$22,500,000
UBS AG, Stamford Branch	$22,500,000
Bank of America, N.A.	$20,000,000

Total	$120,000,000